UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2007

TOUSA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2007, TOUSA, Inc. ("TOUSA" or the "Company") and Stephen M. Wagman, TOUSA’s Chief Financial Officer and an Executive Vice President, entered into an amendment (the "Amendment") to Mr. Wagman’s employment agreement. Under the Amendment, Section 3.3 was amended to add February 15, 2008 as the date for payment of the additional compensation and Section 8.12 was added to comply with Section 409A of the Internal Revenue Code.

The following description of the Amendment is only a summary and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1 - Amendment to Employment Agreement, dated December 10th, 2007, between TOUSA, Inc. and Stephen Wagman.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUSA, Inc.

December 11, 2007	By:	/s/ Stephen M. Wagman

Name: Stephen M. Wagman
Title: Executive Vice-President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated December 10th, 2007, between TOUSA, Inc. and Stephen Wagman.